PIMCO Equity Series

Supplement dated January 23, 2026 to the

PIMCO Equity Series Prospectus and REALPATH Blend Funds Prospectus, each dated October 31, 2025, each as supplemented from time to time (each, a “Prospectus”)

Effective immediately, in each Prospectus, the disclosure in Appendix B - Financial Firm-Specific Sales Charge Waivers and Discounts regarding sales charge waivers available to investors purchasing shares through a Robert W. Baird & Co. platform or account is deleted in its entirety and replaced with the following:

Effective January 1, 2026, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird

Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulations and/or Letters of Intent

Breakpoints as described in this prospectus
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of PIMCO assets held by accounts within the purchaser’s household at Baird. Eligible PIMCO assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of PIMCO through Baird, over a 13-month period of time

Investors Should Retain This Supplement for Future Reference

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